Supplement dated March 4, 2022
to the Thrivent Core Funds Statement of Additional Information dated February 28, 2022
The Board of Trustees (the “Board”) has nominated Arleas Upton Kea and James W. Runcie to join the Board as Independent Trustees of the Funds, subject to shareholder approval. Shareholder approval will be sought at a shareholder meeting expected to take place in July of 2022, as will be announced via a proxy statement to be filed with the SEC and distributed to shareholders.
Arleas Upton Kea recently retired after more than 35 years of government service with the Federal Deposit Insurance Corporation. She served as Deputy to the Chairman for External Affairs (2021), Chief Operating Officer & Deputy to the Chairman (2018-2021), Director, Administration (1999-2018), Ombudsman (1996-1999) and in the Legal Division (1985-1996), including as Acting Deputy General Counsel. She currently serves on the board of several not-for-profit organizations.
James (Jim) W. Runcie is the Chief Executive Officer of the Partnership of Education Advancement, a not-for-profit organization that provides institutional capacity building support to mission-focused colleges and universities. Mr. Runcie previously served at the US Department of Education as Chief Operating Officer of Federal Student Aid. Prior to his government service, Mr. Runcie was an investment banking executive at several firms including UBS Investment Bank, Bank of America and Donaldson, Lufkin and Jenrette. Mr. Runcie currently serves on the boards of Class Acceleration Corp., Follet Education Holdings and several not-for-profit organizations.
Please include this Supplement with your Statement of Additional Information.